May 7, 2021 First Quarter 2021 Earnings Presentation

Safe Harbor Statement This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular those related to the COVID-19 pandemic, including the ultimate impact of COVID-19 on our business, financial performance and operating results. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2020 and any subsequent Form 10-Q and Form 8-K filings made with the SEC, under the caption “Risk Factors.” These risks may also be further heightened by the continued and evolving impact of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2

PORTFOLIO CREDIT QUALITY ▪ Defensively-positioned and broadly-diversified portfolio of 100% CRE loans (over 99% senior first mortgages) with weighted average initial LTV of 65.8%(2) implying sponsors generally have significant equity in their properties. ▪ Strong collections of interest through April 2021 with 100% of borrowers making their contractual payments in accordance with loan agreements.(3) PORTFOLIO ACTIVITY ▪ Current forward pipeline of senior CRE loans with total commitments of over $145 million and initial fundings of over $105 million, which have either closed or are in the closing process, subject to fallout. ▪ Since quarter end, funded an additional $9.6 million of principal balance on existing loan commitments and received approximately $120.7 million of loan repayments.(4) FINANCING ▪ On May 5, 2021 priced GPMT 2021-FL3, a $824 million CRE CLO with an initial advance rate of 83.25% and a weighted average interest rate at issuance of LIBOR + 1.62%, before transaction costs. Upon closing, GPMT’s percentage of credit non-mark-to-market financing is expected to increase to approximately 70% of aggregate loan-level borrowings. ▪ No corporate debt maturities before December 2022. LIQUIDITY ▪ Current cash liquidity of $228.9 million.(4) ▪ Option to borrow an additional $75 million in proceeds under the senior term loan facilities through September 25, 2021. Company Business Update(1) 3 (1) As of 3/31/2021 throughout presentation, unless otherwise noted. (2) See definition in the appendix. (3) Includes loan modifications and one nonaccrual loan. (4) As of May 5, 2021.

First Quarter 2021 Highlights 4 (1) Represents Net Income Attributable to Common Stockholders, see definition in the appendix. (2) See definition in the appendix. FINANCIAL SUMMARY ▪ GAAP net income(1) of $28.0 million, or $0.51 per basic share, inclusive of $0.17 per basic share release of prior CECL reserves. ▪ Distributable Earnings(2) of $20.7 million, or $0.38 per basic share. ▪ Declared a cash dividend of $0.25 per common share. ▪ Book value per common share of $17.22, inclusive of $(1.14) per share allowance for credit losses. ▪ Allowance for credit losses as of March 31, 2021 of $63.1 million, or 1.46% of total loan commitments. PORTFOLIO ACTIVITY ▪ Received loan repayments and principal amortization of $101.6 million in UPB during the quarter, and funded $37.3 million of existing loan commitments. PORTFOLIO OVERVIEW ▪ Outstanding loan portfolio principal balance of $3.9 billion, and $4.3 billion in total commitments. ▪ Over 99% senior first mortgage loans and over 98% floating rate; no exposure to securities. ▪ Weighted average stabilized LTV of 63.3%(2) and weighted average yield at origination of LIBOR + 4.17%.(2) ▪ Approximately 88.0% of the portfolio is subject to a LIBOR floor of at least 1.00%; portfolio weighted average LIBOR floor of 1.57%. ▪ Modified 9 loans with a total principal balance of $395.6 million, most of which related to loans that had been previously amended. Deferred, and added to loan principal, interest of approximately $4.5 million. LIQUIDITY & CAPITALIZATION ▪ Closed a $349 million non-mark-to-market and term-matched financing with Goldman Sachs Bank USA, which refinanced loans previously funded on the Goldman Sachs repurchase facility. ▪ $62.8 million of CLO reinvestments during the quarter, generating $17.9 million of net cash after repaying $44.9 million of borrowings under the repurchase facilities. ▪ Ended Q1 with over $255 million in cash on hand.

First Quarter 2021 Financial Summary 5 SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $27.8 Benefit from (Provision) for Credit Losses $9.1 Operating Expenses $(8.9) GAAP Net Income(1) $28.0 Wtd. Avg. Basic Common Shares 55,137,608 Diluted Common Shares 71,834,396 Net Income Per Basic Share $0.51 Net Income Per Diluted Share $0.45 Common Dividend Per Share $0.25 (1) See definition in the appendix. (2) Includes an option to draw up to an additional $75 million of proceeds on a delayed draw basis under the secured term loan credit agreement until September 25, 2021. SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA, REFLECTS CARRYING VALUES) Cash $255.4 Loans Held-for-Investment, net $3,799.8 Repurchase Facilities $1,238.5 Securitized (CLO) Debt $925.4 Term Financing Facility $346.9 Senior Secured Term Loan Facilities(2) $207.1 Asset-Specific Financing $123.1 Convertible Debt $271.6 Stockholders’ Equity $948.9 Common Shares Outstanding 55,107,657 Book Value Per Common Share $17.22

$16.92 $17.22 $15.00 $15.50 $16.00 $16.50 $17.00 $17.50 $18.00 12/31/2020 Pre-Provision GAAP Earnings Benefit from (Provision for) Credit Losses Dividend Declaration Other 3/31/2021 $(0.25) $0.34 Key Drivers of First Quarter 2021 Earnings and Book Value Per Share • GAAP earnings and book value benefited from a $9.1 million, or $0.17 per basic share, release of prior CECL reserves driven by loan repayments and moderately improved macroeconomic forecasts employed in estimating the allowance. 6 BOOK VALUE $0.17 DISTRIBUTABLE EARNINGS RECONCILIATION(1) $ In Millions Per Basic Share Pre-Provision GAAP Earnings $18.9 $0.34 Benefit from (Provision for) Credit Losses $9.1 $0.17 GAAP Net Income(1) $28.0 $0.51 Adjustments: (Benefit from) Provision for Credit Losses $(9.1) $(0.17) Non-Cash Equity Compensation $1.9 $0.04 Distributable Earnings(1) $20.7 $0.38 (1) See definition in the appendix. $0.04

$3,932 $3,872 $- $1,000 $2,000 $3,000 $4,000 $5,000 12/31/2020 Portfolio 2021 Fundings & Deferrals 2021 Prepayments & Amortization 3/31/2021 $ I n M il li o n s Historical Portfolio Principal Balance 7 (1) Data based on principal balance of investments. (2) Includes fundings of prior loan commitments of $37.3 million and capitalized deferred interest of $4.5 million. (3) Portfolio principal balances as of 12/31 of each year, excluding 2021. 2021 YEAR TO DATE PORTFOLIO ACTIVITY(1) PORTFOLIO SINCE INCEPTION(3) $667 $1,437 $2,379 $3,233 $4,288 $3,932 $3,872 $- $1,000 $2,000 $3,000 $4,000 $5,000 $ I n M il li o n s $42 $(102) $4,326 $454 Total maximum commitments Future funding commitments (2)

31.5% 24.6% 21.5% 21.3% 1.1% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 4.7% 48.7% 25.7% 19.2% 1.7% 1 2 3 4 5 Investment Portfolio as of March 31, 2021 8 PROPERTY TYPE(2) GEOGRAPHY STABILIZED LTV(1) RISK RATINGS (1) See definition in the appendix. (2) Mixed-use properties represented based on allocated loan amounts. KEY PORTFOLIO STATISTICS Outstanding Principal Balance $3,872.6m Total Loan Commitments $4,326.2m Number of Investments 100 Average UPB ~$38.7m Weighted Average Yield at Origination(1) L + 4.17% Weighted Average Stabilized LTV(1) 63.3% Weighted Average Original Term(1) 3.2 years High-quality, well-diversified, 98% floating-rate portfolio comprised of over 99% senior first mortgage loans with a weighted average stabilized LTV at origination of 63.3%.(1) Office, 45.9% Multifamily, 23.8% Hotel, 17.3% Retail, 8.7% Industrial, 3.3% Other, 1.0% Northeast, 26.6% Southwest, 21.4%Midwest, 18.6% West, 16.9% Southeast, 16.5%

5.2% 2.8% 17.0% 28.8% 42.7% 3.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 2015 2016 2017 2018 2019 2020 % o f P o rt fo li o 1 -M o n th U .S . L IB O R % of Floating Rate Loan Portfolio Wtd. Avg. LIBOR Floor by Loan Vintage Wtd. Avg. Portfolio LIBOR Floor Investment Portfolio LIBOR Floors 9 WEIGHTED AVERAGE LIBOR FLOOR BY LOAN VINTAGE (1) Reflects changes to LIBOR floors arising from loan modifications in prior periods. (1) 1.57%

Q1 2021 Portfolio Developments 10 ASSET MANAGEMENT • We have been working closely with our borrowers to provide them with short-term relief to help manage through market dislocations and business interruptions at their properties. During the three months ended March 31, 2021, we modified 9 loans with an aggregate principal balance of $395.6 million. Most of these modifications were related to loans that had been previously amended. OTHER PORTFOLIO DEVELOPMENTS • During the three months ended December, 31 2020, a $67.3 million first mortgage loan collateralized by a hotel property located in the Midwest was downgraded to a risk rating of “5” from a risk rating of “4”. The collateral property’s cash flows have been adversely affected by market conditions driven by the pandemic and the related significant decline in business travel. Accordingly, this loan was assessed individually in accordance with ASU 2016-03. As of March 31, 2021, an allowance for credit loss of $8.3 million was recorded for this loan. The loan had been previously modified, including a deferral and capitalization of interest of approximately $2.8 million as of March 31, 2021. During the fourth quarter, we negotiated with the borrower a new short-term extension of the prior modification, which was accounted for as a TDR under GAAP. We continue to evaluate a variety of the potential options with respect to the resolution of this loan, which, among other things, may include a sale of the property or the loan, or a negotiated deed-in-lieu of foreclosure. This loan was current on its contractual interest payments as of March 31, 2021. • During the three months ended March, 31, 2021, a $22.3 million first mortgage loan collateralized by a mixed-use (retail and office) property located in the Northeast was on nonaccrual status due to the adverse impact of the COVID-19 pandemic. As of March 31, 2021, the carrying value of this loan was $19.3 million. The loan was assigned a risk rating of “4” at March 31, 2021, unchanged from the prior quarter. • On November 9, 2020, a $40.0 million first mortgage loan collateralized by a student housing property located in the Midwest reached its initial maturity without satisfaction of extension conditions. During the three months ended March 31, 2021, this loan was modified and its maturity was extended to November 9, 2021. The loan was assigned a risk rating of “4” at March 31, 2021, unchanged from the prior quarter.

Diversified Capital Sources 11 (1) Outstanding principal balance, excludes deferred debt issuance costs. (2) Does not include fees and other transaction related expenses. (3) See definitions in the appendix. (4) Includes all repurchase facilities. Includes option to be exercised at the company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Wells Fargo facility from $275 million to up to $350 million. (5) Includes an option to draw up to an additional $75 million of proceeds on a delayed draw basis under the secured term loan credit agreement until September 25, 2021. FINANCING SUMMARY ($ IN MILLIONS) Total Capacity Outstanding Balance(1) Wtd. Avg Coupon(2) Advance Rate Non- MTM Repurchase Facilities(4) $2,400 $1,239 L+1.95% 67.8% CLO-1 (GPMT 2018-FL1) $274 L+1.80% 62.2% CLO-2 (GPMT 2019-FL2) $654 L+1.64% 79.2% Term Financing Facility $349 L+3.60% 64.2% Sr. Secured Term Loan Facilities(5) $300 $225 8.00% — Asset-Specific Financing $150 $123 L+1.78% 80.0% Convertible Notes due Dec. 2022 $144 5.63% — Convertible Notes due Oct. 2023 $132 6.38% — Total Borrowings $3,140 Stockholders’ Equity $949 FINANCING MIX Repurchase Facilities CLOs Term Financing Facility Senior Convertible Notes Term Loan Asset Specific WELL-DIVERSIFIED CAPITALIZATION PROFILE WITH MODERATE LEVERAGE 1.7x 3.0x 1.0x 2.0x 3.0x 4.0x 3/31/2021 Recourse Leverage Total Leverage LEVERAGE(3)

Appendix

Summary of Investment Portfolio 13 ($ IN MILLIONS) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon(1) All-in Yield at Origination(1) Original Term (Years)(1) Initial LTV(1) Stabilized LTV(1) Senior Loans(1) $4,310.0 $3,856.4 $3,789.6 L + 3.51% L + 4.17% 3.1 65.8% 63.4% Subordinated Loans $16.2 $16.2 $10.2 8.63% 8.66% 10.0 44.8% 38.9% Total Weighted/Average $4,326.2 $3,872.6 $3,799.8 L + 3.51% L + 4.17%(1) 3.2 65.8% 63.3% (1) See definition in this appendix.

Investment Portfolio Detail 14 ($ IN MILLIONS) Type (1) Origination Date Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon (1) All-in Yield at Origination (1) Original Term (Years) (1) State Property Type Initial LTV (1) Stabilized LTV (1) Asset 1 Senior 12/15 120.0 120.0 119.4 L + 4.15% L + 4.43% 4.0 LA Mixed-Use 65.5% 60.0% Asset 2 Senior 10/19 120.0 91.6 90.3 L + 3.24% L + 3.86% 3.0 CA Office 63.9% 61.1% Asset 3 Senior 07/18 112.2 112.2 94.8 L + 3.34% L + 4.27% 2.0 CA Retail 50.7% 55.9% Asset 4 Senior 12/19 101.7 88.2 86.9 L + 2.75% L + 3.23% 3.0 IL Multifamily 76.5% 73.0% Asset 5 Senior 08/19 100.3 89.9 89.1 L + 2.80% L + 3.26% 3.0 MN Office 73.1% 71.2% Asset 6 Senior 07/19 94.0 77.3 76.5 L + 3.69% L + 4.32% 3.0 IL Office 70.0% 64.4% Asset 7 Senior 06/19 92.7 70.5 66.6 L + 3.45% L + 3.88% 3.0 TX Hotel 56.1% 48.1% Asset 8 Senior 12/18 92.0 68.8 68.7 L + 3.75% L + 5.21% 3.0 NY Mixed-Use 26.2% 47.6% Asset 9 Senior 10/19 87.8 67.1 65.9 L + 2.55% L + 3.05% 3.0 TN Office 70.2% 74.2% Asset 10 Senior 05/17 86.7 82.9 82.7 L + 3.50% L + 4.82% 4.0 MA Office 71.3% 71.5% Asset 11 Senior 01/20 81.9 53.1 52.4 L + 3.25% L + 3.93% 3.0 CO Industrial 47.2% 47.5% Asset 12 Senior 06/19 80.9 80.6 80.0 L + 2.69% L + 3.05% 3.0 TX Mixed-Use 71.7% 72.2% Asset 13 Senior 10/19 76.5 76.5 75.4 L + 3.36% L + 3.73% 3.0 FL Mixed-Use 67.7% 62.9% Asset 14 Senior 09/19 76.3 74.4 74.0 L + 3.07% L + 3.58% 3.0 NY Multifamily 62.7% 67.1% Asset 15 Senior 10/17 74.8 53.9 53.4 L + 4.07% L + 4.47% 4.0 DC Office 67.0% 66.0% Assets 16-100 Various Various 2,928.4 2,665.6 2,623.7 L + 3.59% L + 4.28% 3.2 Various Various 66.9% 63.4% Total/Weighted Average $4,326.2 $3,872.6 $3,799.8 L + 3.51% L + 4.17% (1) 3.2 65.8% 63.3% (1) See definition in this appendix.

Average Balances and Yields/Cost of Funds 15 Quarter Ended March 31, 2021 ($ IN THOUSANDS) Average Balance(2) Interest Income/Expense(3) Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans(1) $3,857,274 $53,657 5.6% Subordinated loans 16,369 382 9.3% Other — 100 —% Total interest income/net asset yield $3,873,643 $54,139 5.6% Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans(1) $2,662,578 $16,500 2.5% Subordinated loans 8,530 67 3.1% Other unsecured: Senior Secured Term Loan Facilities 206,884 5,280 10.2% Convertible senior notes 271,516 4,518 6.7% Total interest expense/cost of funds $3,149,508 $26,365 3.3% Net interest income/spread $27,774 2.3% (1) See definition in this appendix. (2) Average balance represents average amortized cost on loans held-for-investment. (3) Includes amortization of deferred debt issuance costs.

Condensed Balance Sheets 16 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA) March 31, 2021 December 31, 2020 ASSETS (unaudited) Loans held-for-investment $ 3,859,269 $ 3,914,469 Allowance for credit losses (59,433) (66,666) Loans held-for-investment, net 3,799,836 3,847,803 Cash and cash equivalents 255,411 261,419 Restricted cash 3,679 67,774 Accrued interest receivable 12,292 12,388 Other assets 28,439 30,264 Total Assets $ 4,099,657 $ 4,219,648 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 1,238,541 $ 1,708,875 Securitized debt obligations 925,384 927,128 Asset-specific financings 123,091 123,091 Term financing facility 346,861 — Convertible senior notes 271,649 271,250 Senior Secured term loan facilities 207,103 206,448 Dividends payable 14,033 25,049 Other liabilities 23,098 22,961 Total Liabilities 3,149,760 3,284,802 Commitments and Contingencies 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 issued and outstanding ($1,000,000 liquidation preference) 1,000 1,000 Stockholders’ Equity Common stock, par value $0.01 per share; 450,000,000 shares authorized and 55,107,657 and 55,136,885 shares issued and outstanding, respectively 551 552 Additional paid-in capital 1,059,267 1,058,298 Cumulative earnings 131,156 103,165 Cumulative distributions to stockholders (242,202) (228,169) Total Granite Point Mortgage Trust, Inc. Stockholders’ Equity 948,772 933,846 Non-controlling interests 125 — Total Equity $ 948,897 $ 933,846 Total Liabilities and Stockholders’ Equity $ 4,099,657 $ 4,219,648

Condensed Statements of Comprehensive (Loss) Income 17 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (IN THOUSANDS, EXCEPT SHARE DATA) Three Months Ended March 31, 2021 2020 Interest income: (unaudited) Loans held-for-investment $ 54,039 $ 63,259 Available-for-sale securities — 280 Held-to-maturity securities — 310 Cash and cash equivalents 100 326 Total interest income 54,139 64,175 Interest expense: Repurchase facilities 8,951 19,675 Securitized debt obligations 4,617 9,434 Convertible senior notes 4,518 4,516 Term financing facility 2,122 — Asset-specific financing 877 1,122 Revolving credit facilities — 242 Senior secured term loan facilities 5,280 — Total Interest Expense 26,365 34,989 Net interest income 27,774 29,186 Other income (loss): Benefit from (provision for) credit losses 9,119 (53,336) Fee income — 522 Total other income (loss) 9,119 (52,814) Expenses: Base management fees — 3,907 Compensation and benefits 5,460 4,373 Servicing expenses 1,316 1,109 Other operating expenses 2,127 4,180 Total expenses 8,903 13,569 Income (loss) before income taxes 27,990 (37,197) Benefit from income taxes (1) (6) Net income (loss) 27,991 (37,191) Dividends on preferred stock 25 25 Net income (loss) attributable to common stockholders $ 27,966 $ (37,216) Basic earnings (loss) per weighted average common share $ 0.51 $ (0.68) Diluted earnings (loss) per weighted average common share $ 0.45 $ (0.68) Dividends declared per common share $ 0.25 $ — Weighted average number of shares of common stock outstanding: Basic 55,137,608 55,056,411 Diluted 71,834,396 55,056,411 Comprehensive income (loss): Net income (loss) attributable to common stockholders $ 27,966 $ (37,216) Other comprehensive income (loss), net of tax: Unrealized gain (loss) on available-for-sale securities — (3,744) Other comprehensive income (loss) — (3,744) Comprehensive income (loss) $ 27,966 $ (40,960)

Reconciliation of GAAP Net Income to Distributable Earnings(1) 18 ($ IN MILLIONS, EXCEPT PER SHARE DATA) Q1 2021 Q4 2020 GAAP Net Income(1) $28.0 $23.1 Adjustments: (Benefit from) Provision for Credit Losses $(9.1) $(8.5) Internalization-related Restructuring Charges $— $2.6 Non-Cash Equity Compensation $1.9 $1.3 Distributable Earnings $20.7 $18.4 Wtd. Avg. Basic Common Shares 55,137,608 55,205,082 Diluted Common Shares 71,834,396 70,009,741 Distributable Earnings Per Basic Share $0.38 $0.33 (1) See definition in this appendix.

Financial Statements Impact of CECL Reserves 19 • Total allowance for credit losses of $63.1 million, of which $3.6 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) At 3/31/20 At 6/30/20 At 9/30/20 At 12/31/20 At 3/31/21 ASSETS Loans and securities $4,338,392 $4,391,281 $4,052,201 $3,914,469 $3,859,269 Allowance for credit losses $(64,274) $(77,904) $(73,339) $(66,666) $(59,433) Carrying Value $4,274,118 $4,313,377 $3,978,862 $3,847,803 $3,799,836 LIABILITIES Other liabilities impact(1) $7,534 $8,109 $7,374 $5,515 $3,630 STOCKHOLDERS’ EQUITY Cumulative earnings impact $(71,808) $(86,013) $(80,713) $(72,181) $(63,063) Per share impact $(0.97) $(0.26) $0.09 $0.16 $0.17 ($ in thousands) Q1 2021 Change in provision for credit losses: Loans held-for- investment $7,234 Other liabilities(1) $1,885 Total provision for credit losses $9,119 (1) Represents estimated allowance for credit losses on unfunded loan commitments.

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2020, and for all subsequent reporting periods ending on or after December 31, 2020, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to serve as a general proxy for our taxable income, though it is not a perfect substitute for it, and, as such, is considered a key indicator of our ability to generate sufficient income to pay our common dividends and in determining the amount of such dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net income (loss) and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall performance of our business. ▪ We use Distributable Earnings to evaluate our performance excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. For reporting purposes, we define Distributable Earnings as net income (loss) attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expense; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income or (loss) or in net income for such period); and (iv) certain non-cash items and one-time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings 20

▪ While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non- recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but nonrecoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the three months ended March 31, 2021, we recorded a $9.1 million benefit from provision for credit losses, which has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings as referenced above. ▪ Distributable Earnings does not represent net income (loss) or cash flow from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings (cont’d) 21

Other Definitions 22 All-in Yield at Origination ▪ Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Calculations of all-in weighted average yield at origination exclude fixed rate loans. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Initial LTV ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Net Income Attributable to Common Stockholders ▪ GAAP net income (loss) attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Original Term (Years) ▪ Original term (Years) is the initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Recourse Leverage ▪ Borrowings outstanding on repurchase facilities, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans. Stabilized LTV ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Total Leverage ▪ Borrowings outstanding on repurchase facilities, securitized debt obligations, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity.

Company Information 23 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017 and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com. Contact Information: Corporate Headquarters: 3 Bryant Park, 24th Floor New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Marcin Urbaszek Chief Financial Officer 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com Citigroup Securities Arren Cyganovich (212) 816-3733 Credit Suisse Douglas Harter (212) 538-5983 JMP Securities Steven DeLaney (212) 906-3517 J.P. Morgan Charles Arestia (212) 622-0755 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Stephen Laws (901) 579-4868 Analyst Coverage: